Short-Term Deposits and Marketable Securities	12 Months Ended
Dec. 31, 2021
Investments Debt And Equity Securities [Abstract]
Short-Term Deposits and Marketable Securities
3.	SHORT-TERM DEPOSITS AND MARKETABLE SECURITIES

To optimize the return yield on its short-term investments, the Company invested $291 million of available cash in short-term deposits as at December 31, 2021, compared to $581 million as at December 31, 2020. These short-term deposits represent cash equivalents with original maturity beyond three months and no significant risk of changes in fair value.

Changes in the fair value of marketable securities are detailed in the tables below:

	December 31, 2020	Purchase	Proceeds at maturity	Change in fair value included in OCI*	December 31, 2021
U.S. Treasury debt securities	133	—	(132)	(1)	—
Total	133	—	(132)	(1)	—

*	Other Comprehensive Income

	December 31, 2019	Purchase	Proceeds at maturity	Change in fair value included in OCI*	December 31, 2020
U.S. Treasury debt securities	133	—	—	—	133
Total	133	—	—	—	133

*	Other Comprehensive Income

As at December 31, 2020, the Company held $133 million of U.S. Treasury bonds, classified as available-for-sale debt securities, all transferred to a financial institution with high credit quality.  These transactions were concluded in compliance with the Company’s policy to optimize the return on its short-term interest rate investments, always placed with institutions with high credit rating.  The U.S. Treasury bonds were reported as current assets in the line “Marketable securities” of the consolidated balance sheet as at December 31, 2020. In 2021, these marketable securities reached maturity and the related proceeds of $132 million were reported in the line “Proceeds from matured marketable securities” in the consolidated statement of cash flows for the year ended December 31, 2021.